UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 25, 2000

                     MELLON RESIDENTIAL FUNDING CORPORATION
            Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust

                                                   52-2242389
                                                   52-2242390
New York (governing law of          333-72907-03   52-2242392
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 25, 2000 a distribution was made to holders of MELLON RESIDENTIAL FUNDING CORPORATION, Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust, relating to the May 25, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MELLON RESIDENTIAL FUNDING CORPORATION
             Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 6/7/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust, relating to the May 25, 2000 distribution.